Exhibit 10.32
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 23, 2021, is entered into by and among BURGERFI INTERNATIONAL, INC., a Delaware corporation (“Parent”), PLASTIC TRIPOD, INC., a Delaware corporation (together with Parent, each a “Borrower” and collectively, the “Borrowers”), the other Subsidiaries of Parent party hereto (each a “Guarantor” and collectively, the “Guarantors”), the Lenders party hereto, and REGIONS BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent, the Swingline Lender and the Issuing Bank are parties to that certain Credit Agreement dated as of December 15, 2015 (as amended by that certain First Amendment to Credit Agreement dated as of March 31, 2017, that certain Second Amendment to Credit Agreement dated as of March 9, 2018, that certain Third Amendment to Credit Agreement dated as of March 29, 2019, that certain Fourth Amendment and Waiver dated as of October 30 2019, that certain Forbearance Agreement and Fifth Amendment to Credit Agreement dated as of March 25, 2020, that certain Sixth Amendment to Credit Agreement dated as of March 30, 2020, that certain Seventh Amendment to Credit Agreement dated as of May 15, 2020, that certain Eighth Amendment to Credit Agreement dated as of May 19, 2020, that certain Ninth Amendment to Credit Agreement and Waiver dated as of April 1, 2021, that certain Tenth Amendment to Credit Agreement and Joinder dated as of November 3, 2021, and as further amended, modified, extended, restated, replaced, or supplemented in writing from time to time, the “Credit Agreement”).

WHEREAS, the Credit Parties have requested that the Required Lenders agree to amend Section 7.1(m) of the Credit Agreement.

WHEREAS, the Required Lenders have agreed to do so, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendment to Credit Agreement. As of the Effective Date (as defined below), Section 7.1(m) of the Credit Agreement is hereby amended and restated by (a) deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) adding the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:

(m)    Monthly Financial Statements. As soon as available, but in any event within thirty (30) days after the end of each calendar month (commencing with the month ending ~~February 28, 2021~~ February 28, 2022) until the Compliance Date, a consolidated balance sheet of Parent and its Subsidiaries as at the end of such calendar month and the related consolidated statements of income, stockholders’ equity and cash flows of Parent and its Subsidiaries for such calendar month and for the period from the beginning of the then current Fiscal Year to the end of such calendar month, all in reasonable detail and consistent in all material respects with the manner of presentation as of the Tenth Amendment Effective Date, together with a Financial Officer Certification with respect thereto.

3.    Condition Precedent. This Amendment shall be effective on the date hereof when the Administrative Agent shall have received a copy of this Amendment duly executed by the Credit Parties, the Administrative Agent, and the Required Lenders.
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Exhibit 10.32

4.    Entirety. This Amendment, the Credit Agreement, and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. This Amendment, the Credit Agreement and the other Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
5.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

6.    Governing Law; Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. The governing law, submission to jurisdiction, waiver of venue, service of process and waiver of jury trial provisions contained in Sections 11.13 and 11.14 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.

7.    Further Assurances. Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Amendment.

    8.    Miscellaneous. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any Credit Document, the provision contained in this Amendment shall govern and control.

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Exhibit 10.32
IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to Credit Agreement to be duly executed as of the date first above written.

BORROWERS:    BURGERFI INTERNATIONAL, INC.,
a Delaware corporation

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: CFO

PLASTIC TRIPOD, INC.,
a Delaware corporation

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: CFO

GUARANTORS:    HOT AIR, INC.,
a Delaware corporation

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: CFO

ACFP MANAGEMENT, INC.,
a Delaware corporation

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: CFO

    ANTHONY’S PIZZA HOLDING COMPANY, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: CFO

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Eleventh Amendment to Credit Agreement

Exhibit 10.32
ANTHONY’S COAL FIRED PIZZA OF PIKE CREEK, LLC,
a Delaware limited liability company
ANTHONY’S COAL FIRED PIZZA OF WILMINGTON, LLC,
a Delaware limited liability company
ACFP/NYNJ VENTURES LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF AVENTURA, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BOCA RATON, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CORAL SPRINGS, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PEMBROKE PINES, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PALM BEACH GARDENS, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PLANTATION, LLC,
a Florida limited liability company
ANTHONY’S SPORTS BAR AND GRILL, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF WESTON, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF STUART LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CORAL GABLES, LLC,
a Florida limited liability company
ANTHONY’S COAL-FIRED PIZZA, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF SOUTH TAMPA, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF DORAL LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PINECREST, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF WELLINGTON, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF MIAMI LAKES, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF KENDALL, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: CFO

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Eleventh Amendment to Credit Agreement

Exhibit 10.32
ANTHONY’S COAL FIRED PIZZA OF NORTH TAMPA, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CLEARWATER, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF SAND LAKE, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BRANDON, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF ALTAMONTE SPRINGS, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF EAST BOCA LLC,
a Florida limited liability company
ACFP BOCA MGT LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF NORTH LAUDERDALE LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF NORTH MIAMI LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF MIRAMAR LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF DELRAY BEACH, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF LITTLETON LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF WESTWOOD LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF READING LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF CLIFTON, LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF EDISON LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF RAMSEY, LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF FAIR LAWN, LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF WAYNE NJ LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF LIVINGSTON LLC,
a New Jersey limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: CFO

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Eleventh Amendment to Credit Agreement

Exhibit 10.32
ANTHONY’S COAL FIRED PIZZA OF MARLBORO LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF ENGLEWOOD LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF MOUNT LAUREL LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF COMMACK LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WHITE PLAINS, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF CARLE PLACE, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WOODBURY, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WANTAGH, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF BOHEMIA, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF GREAT NECK, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF FARMINGDALE LLC,
a New York limited liability company
BH SAUCE, LLC,
a Nevada limited liability company
ANTHONY’S COAL FIRED PIZZA OF HORSHAM, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WAYNE, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL-FIRED PIZZA OF MONROEVILLE, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL-FIRED PIZZA OF SETTLER’S RIDGE, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF CRANBERRY, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF MCMURRAY, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF EXTON, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WYOMISSING, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WYNNEWOOD LLC,
a Pennsylvania limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: CFO

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Eleventh Amendment to Credit Agreement

Exhibit 10.32
ANTHONY’S COAL FIRED PIZZA OF TREXLERTOWN LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF BLUE BELL LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF NEWTON LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF STONY BROOK LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF CRANSTON LLC,
a Rhode Island limited liability company
ANTHONY’S COAL FIRED PIZZA OF NATICK LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF WEST PALM BEACH LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BETHESDA LLC,
a Maryland limited liability company
ANTHONY’S COAL FIRED PIZZA OF SPRINGFIELD LLC,
a Pennsylvania limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: CFO

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Eleventh Amendment to Credit Agreement

Exhibit 10.32
    BURGERFI INTERNATIONAL, LLC,
a Delaware limited liability company
    BF RESTAURANT MANAGEMENT, LLC,
a Florida limited liability company
BURGERFI IP, LLC,
a Florida limited liability company
BURGERFI-DELRAY BEACH, LLC,
a Delaware limited liability company
BF CORAL SPRINGS, LLC,
a Florida limited liability company
BF CITY PLACE-WEST PALM, LLC,
a Florida limited liability company
BF JUPITER, LLC,
a Florida limited liability company
BF WEST DELRAY, LLC,
a Florida limited liability company
BF LBTS, LLC,
a Florida limited liability company
BF PHILADELPHIA, LLC,
a Florida limited liability company
BF COMMACK, LLC,
a New York limited liability company
BF JACKSONVILLE TOWN CENTER, LLC,
a Florida limited liability company
BF JACKSONVILLE RIVERSIDE, LLC,
a Florida limited liability company
BF DELRAY - LINTON, LLC,
a Florida limited liability company
BF PINES CITY CENTER, LLC,
a Florida limited liability company
BF ORLANDO – DR. PHILLIPS, LLC,
a Florida limited liability company
BF DANIA BEACH, LLC,
a Florida limited liability company
BF FORT MYERS - DANIELS, LLC,
a Florida limited liability company
BF BOCA RATON - BOCA POINTE, LLC,
a Florida limited liability company
BF BOCA RATON, LLC,
a Florida limited liability company
BF PBG, LLC,
a Florida limited liability company
BF JUPITER - INDIANTOWN, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: CFO

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Eleventh Amendment to Credit Agreement

Exhibit 10.32
BF WELLINGTON, LLC,
a Florida limited liability company
BF NEPTUNE BEACH, LLC,
a Florida limited liability company
BF POUGHKEEPSIE, LLC,
a Florida limited liability company
BF ATLANTA - PERIMETER MARKETPLACE, LLC,
a Georgia limited liability company
BF FOOD TRUCK, LLC,
a Florida limited liability company
BF ODESSA, LLC,
a Florida limited liability company
BF MIAMI BEACH - MERIDIAN, LLC,
a Florida limited liability company
BF MIRAMAR LLC,
a Florida limited liability company
BF TAMPA BAY, LLC,
a Florida limited liability company
BF TAMPA - CHANNELSIDE, LLC,
a Florida limited liability company
BF WILLIAMSBURG, LLC,
a Florida limited liability company
BF TAMPA - WESTCHASE, LLC,
a Florida limited liability company
BF HENDERSONVILLE, LLC,
a Tennessee limited liability company
BF CHARLOTTESVILLE, LLC,
a Virginia limited liability company
BF TALLAHASSEE VARSITY, LLC,
a Florida limited liability company
BURGERFI MANAGEMENT SERVICES, LLC,
a Florida limited liability company
BF COMMISSARY, LLC,
a Florida limited liability company
BGM PEMBROKE PINES, LLC,
a Florida limited liability company
BF BABCOCK, LLC,
a Florida limited liability company
BF MIAMI LAKES, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: CFO

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Eleventh Amendment to Credit Agreement

Exhibit 10.32
BF GALLATIN AVENUE NASHVILLE, LLC,
a Tennessee limited liability company
BF HERMITAGE LLC,
a Tennessee limited liability company
BURGERFI ENTERPRISES, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: CFO

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Eleventh Amendment to Credit Agreement

Exhibit 10.32
ADMINISTRATIVE AGENT:            REGIONS BANK

By: /s/ J. Richard Baker
Name: J. Richard Baker
Title: Senior Vice President

Signature Page
Eleventh Amendment to Credit Agreement

Exhibit 10.32
LENDERS:    REGIONS BANK,
as a Lender
By: /s/ J. Richard Baker
Name: J. Richard Baker
Title: Senior Vice President

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Eleventh Amendment to Credit Agreement

Exhibit 10.32

SYNOVUS BANK,
as a Lender
By: /s/ Gregory Felix
Name: Gregory Felix
    Title: Special Assets Officer, Sr.
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Eleventh Amendment to Credit Agreement